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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     May 4, 1998
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                                Autodesk, Inc.
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             (Exact name of registrant as specified in its charter)



  Delaware                           0-14338               94-2819853
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(State or other                    (Commission             (IRS Employer
jurisdiction of                    File Number)         Identification Number)
incorporation)

         111 McInnis Parkway, San Rafael, California            94903
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          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (415) 507-5000
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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     On May 4, 1998, pursuant to an Asset Purchase Agreement dated as of May 4,
1998 (the "Agreement") among the Registrant, Autodesk Development B.V., Autodesk GmbH (collectively, "Autodesk"), Genius CAD Software GmbH ("Genius") and Dr. Georg Baumann, Autodesk acquired from Genius certain assets related to Genius's mechanical applications business (the "Acquired Assets"). Genius is a German limited liability company which develops and markets application software products primarily for the mechanical computer-aided design market.

     Pursuant to the Agreement, Autodesk paid $68,000,000 cash in exchange for the Acquired Assets, which, among other things, consist of: (i) all intellectual property rights to Genius's mechanical design software application suite (the "Technology"), including all patents and copyrights (and all applications therefor) and certain trade and service marks relating to the Technology, (ii) all rights of Genius under specified contracts and third-party licenses relating to the Technology, (iii) a worldwide, non-exclusive, royalty-free license to Genius's internal order processing software, (iv) a worldwide, non-exclusive, royalty-free license to certain trade and service marks of Genius in connection with the marketing of the Technology, and (v) certain fixed assets and inventory. Certain of the Acquired Assets constitute physical property, and were used by Genius in the conduct of its mechanical computer-aided design software business. Autodesk presently intends to continue to use certain such assets for similar purposes, subject to changing needs of its business.

     The consideration paid by Autodesk for the Acquired Assets pursuant to the Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the acquired business, including the book value of the Acquired Assets. The cash used in payment for the Acquired Assets was from Autodesk's general working capital.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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     (a)  Financial Statements of Business Acquired
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          Because the impact of the acquired business does not meet the minimum materiality threshold of Rule 3-05(b)(2)(i) of Regulation S-X (17 C.F.R. (S) 210.3-05(b)(2)(i)), financial information of the acquired business is not required to be filed pursuant to Item 7(a) of this Form 8-K.


     (b)  Pro Forma Financial Information.
          -------------------------------

          Pro forma financial information is not required to be filed pursuant to Item 7(b) of this Form 8-K because separate financial statements of the acquired business are not included in this filing, see 17 C.F.R. (S) 210.11-
                                                   ---
01(c).

     (c)  Exhibits
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            2.1  Asset Purchase Agreement dated as of May 4, 1998 by and between
     Autodesk, Inc., Autodesk Development B.V., Autodesk GmbH, Genius CAD Software GmbH and Dr. Georg Baumann.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    May 18, 1998        AUTODESK, INC.


                              /s/ STEVE CAKEBREAD
                              ---------------------------
                              Steve Cakebread
                              Vice President and Chief Financial Officer
                              (Principal Financial Officer)

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                               INDEX TO EXHIBITS
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Exhibit
Number    Description of Document
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  2.1     Asset Purchase Agreement dated as of May 4, 1998 by and
          between Autodesk, Inc., Autodesk Development B.V., Autodesk GmbH, Genius CAD Software GmbH and Dr. Georg Baumann.

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